                                                                   Exhibit 10.15

              RENEWAL, MODIFICATION, EXTENSION AND CONSOLIDATIONS
                              DEED OF TRUST NOTE
                                 (MULTIFAMILY)

$5,458,048.28                 The Woodlands, Montgomery County      , Texas
                                              December 1        , 1993


     FOR VALUE RECEIVED, the undersigned promise(s) to pay to the Secretary of Housing and Urban Development, of Washington, D.C., and his successors in office

          , or order, the principal sum of FIVE MILLION FOUR HUNDRED FIFTY-EIGHT THOUSAND FORTY-EIGHT AND 28/100ths Dollars ($5,458,048.28-----), with interest
on the unpaid balance until paid at the rate of Six              per centrum
(6.000-----------%) per annum. The principal and interest of this Note are to be paid in monthly installments as follows:

          Commencing on the first day of January, 1994, monthly installments of interest and principal shall be paid in the sum of THIRTY-ONE THOUSAND SIX HUNDRED EIGHTY-SIX AND 86/100THS DOLLARS ($31,686.86) each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid. In any event, the balance of principal, if any, plus accrued interest, shall be due and payable on December 1, 2026. The installments of interest and principal shall be applied first to interest at the applicable rate aforesaid upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal.

          THE ALLONGE TO THIS NOTE CONTAINS ADDITIONAL TERMS AND CONDITIONS AND IS INCORPORATED HEREIN FOR ALL PURPOSES.

     Both principal and interest under this Note, as well as the additional payments set forth in the Deed of Trust, shall be payable at the office of the
Secretary of Housing and Urban Development in Washington, D.C.,              or
such other place as the holder may designate in writing.

     Privilege is reserved to pay the debt in whole or in an amount equal to one or more monthly payments on principal next due, on the first day of any month prior to maturity upon at least thirty (30) days' prior written notice to the holder. Notwithstanding any provision herein for a prepayment charge, such charge shall be applicable only to the amount of prepayment in any one calendar year which is in excess of fifteen per centum (15%) of the original principal sum of this Note.

     If default is made in the payment of any Installment under this Note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. In the event of default in the payment of this Note, and if the same is collected by an attorney at law, the undersigned hereby agree(s) to pay all costs of collection, including a reasonable attorney's fee.

     No default shall exist by reason of nonpayment of any required installment of principal so long as the amount of optional additional prepayments of principal already made pursuant to the privilege of prepayment act forth in this Note equals or exceeds the amount of such required installment of principal.

     All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

                                                   HERITAGE MANOR NURSING CENTER
                                                FHA Project No. 114-43034-PM and
                                                    FHA Project No. 114-15002-PM

THIS IS AN ALLONGE TO THE RENEWAL, MODIFICATION, EXTENSION AND CONSOLIDATION DEED OF TRUST NOTE ("NOTE") DATED EFFECTIVE AS OF DECEMBER 1, 1993, FROM WOODLANDS PLACE NURSING CENTER, INC. ("MAKER", WHETHER ONE OR MORE), TO THE SECRETARY OF HOUSING AND URBAN DEVELOPMENT OR ORDER ("PAYEE"), IN THE ORIGINAL PRINCIPAL SUM OF $5,458,048.28.

________________________________________________________________________________

     1. THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS A RENEWAL, MODIFICATION, EXTENSION AND CONSOLIDATION OF THE FOLLOWING INDEBTEDNESSES:

          A. To the extent of $4,696,878.33, that certain Deed of Trust Note (the "First Lien Note") dated March 6, 1985, in the original principal amount of $4,762,200.00, executed by Maker, payable to the order of Mitchell Mortgage Company ("Lender"), and secured, inter alia, by the following:

               1.   Deed of Trust of even date therewith from the Maker to Dale
                    H. Andreas, Trustee, recorded under File No. 8509454 in the Official Public Records of Real Property, Montgomery County, Texas (the "Records"); as modified by Modification Agreement dated August 13, 1986 (the "First Modification"), recorded under File No. 8634286 in the Records; as further modified by Modification Agreement dated August 13, 1991 (the "Second Modification"), recorded under File No. 9136896 in the Records; and as further modified by Modification Agreement dated August 16, 1991 (the "Third Modification"), recorded under File No. 9148131 in the Records; the Deed of Trust, as previously modified, being hereafter called the "First Lien".

               2. Regulatory Agreement (the "Regulatory Agreement") of even date therewith between the Maker and the Payee herein, wherein the Lender is mortgagee, recorded under File No. 8509455 in the Records, which Regulatory Agreement is incorporated into the First Lien by reference.

               Said First Lien Note and First Lien having been subsequently assigned to payee by instruments recorded under File No. 9259715 and File No. 9259716 in the Records.

          B. To the extent of $761,169.95, that certain Deed of Trust Note (the "Second Lien Note") dated January 19, 1989, in the original amount of $768,000.00, executed by the Maker, payable to the order of the Lender, and secured, inter alia, by the following instrument:

                    Deed of Trust of even date therewith from the Maker to Dale
                    H. Andreas, Trustee, recorded under File No. 8903245 in the Records, hereinafter called the "Second Lien".

               Said Second Lien Note and Second Lien having been subsequently assigned to Payee by instrument recorded under File No. 9259131 in the Records.

     This Note is in renewal, modification, extension and consolidation but not extinction of the First Lien Note and the Second Lien Note and the liens securing them as listed above.

     Payee has signed in the space provided below for the sole purpose of evidencing his consent to the renewal, modification, extension and consolidation of the First Lien Note and the Second Lien Note.

                                                Maker's Initials:      [SIG]
                                                                  --------------

     2. This Note is secured by that certain Renewal, Modification, Extension and Supplemental Deed of Trust of even date herewith being recorded in the Records, covering the property described therein and commonly known as Heritage Manor Nursing Center, and by that certain Security Agreement of even date herewith.

     3. Maker, its successors and assigns, agrees to pay to the Payee, its successors and assigns, an amount equal to two cents ($0.02) of each dollar of payment of principal and interest in arrears more than fifteen (15) days, as a late charge to cover the expense involved in handling delinquent payments.

     4. Notwithstanding any other provision contained in this Note, it is agreed that the execution of this Note shall impose no personal liability on the Maker hereof for payment of the indebtedness evidenced hereby and in the event of a default, the holder of this Note shall look solely to the property described in the Deed of Trust, and other security instruments given to secure the indebtedness, and to the rents, issues and profits therefrom in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the Maker hereof except such judgment or decree as may be necessary to foreclose and bar its interest in the property and all other property mortgaged, pledged, conveyed or assigned to secure payment of this Note except as set out in the Deed of Trust of even date given to secure this indebtedness.

     5. In the event any item, items, terms or provisions contained in this instrument are in conflict with the laws of the State of Texas, this instrument shall be affected only as to its application to such item, items, terms or provisions, and shall in all other respects remain in full force and effect. It is understood and agreed that in no event and upon no contingency shall the Maker or Makers of this Note, or any party liable thereon or therefor, be required to pay interest in excess of the rate allowed by the laws of the State of Texas. The intention of the parties is to conform strictly to the Usury Laws as now or hereafter construed by the courts having jurisdiction, and reference is here made to the Deed of Trust securing the payment of this Note which relates to the reduction of Interest if from any circumstances whatsoever fulfillment of this Note or any instrument securing its payment shall involve transcending the limits of validity prescribed by the usury statutes or any other law.

                              WOODLANDS PLACE NURSING CENTER, INC.

                              By:   /s/ Daniel Glick
                                  -------------------------------
                                    Daniel Glick, President



APPROVED:

SECRETARY OF HOUSING AND URBAN DEVELOPMENT

By: [Signature]
    -----------------------------------
     Authorized Agent